UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-07458

                                 Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, 5th Floor

                                 Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, 5th Floor

                                     Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end:  March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

SEMI-ANNUAL REPORT

Tweedy, Browne Global Value Fund (TBGVX)

Tweedy, Browne Global Value Fund II – Currency Unhedged (TBCUX)

Tweedy, Browne Value Fund (TWEBX)

Tweedy, Browne Worldwide High Dividend Yield Value Fund (TBHDX)

September 30, 2018

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

SEMI-ANNUAL REPORT

September 30, 2018

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2018 to September 30, 2018.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 14 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs (if the shareholder redeemed during the applicable redemption period) would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 – 9/30/18	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 – 9/30/18	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,045.50	$6.92	$1,000.00	$1,018.30	$6.83	1.35%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,018.60	$6.83	$1,000.00	$1,018.30	$6.83	1.35%
Value Fund	$1,000.00	$1,047.40	$6.93	$1,000.00	$1,018.30	$6.83	1.35%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,040.30	$6.90	$1,000.00	$1,018.30	$6.83	1.35%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 365 (to reflect the one-half year period).

Tweedy, Browne Global Value Fund

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	COMMON STOCKS—88.8%

	Canada—1.4%
89,692	E-L Financial Corp., Ltd.	$56,907,513
1,489,895	National Bank of Canada	74,356,434

		131,263,947

	Chile—1.5%
12,841,526	Antofagasta plc	143,178,560

	China—2.7%
778,577	Baidu Inc., Sponsored ADR(a)	178,044,988
1,172,400	Sina Corp.(a)	81,458,352

		259,503,340

	Czech Republic—0.0%(b)
2,800	Philip Morris CR a.s.	1,879,554

	France—15.0%
755,237	Cie Generale des Etablissements Michelin	90,308,085
6,011,377	CNP Assurances	144,950,040
3,798,080	Safran SA	532,461,736
5,957,840	SCOR SE	276,799,851
2,706,412	Tarkett SA	69,282,337
4,749,815	Total SA	308,062,709

		1,421,864,758

	Germany—6.9%
3,639,033	Axel Springer SE	244,938,165
1,747,030	Henkel AG & Company, KGaA	185,567,150
647,607	Krones AG	67,960,524
42,354	KSB AG	15,545,280
226,799	Linde AG	53,659,817
377,440	Muenchener Rueckversicherungs AG	83,623,722

		651,294,658

	Hong Kong—1.0%
26,265,000	Emperor Entertainment Hotel Ltd.	5,034,889
5,639,882	Great Eagle Holdings Ltd.	28,181,751
15,995,508	Hang Lung Group Ltd.	42,518,954
434,500	Jardine Strategic Holdings Ltd.	15,772,350
59,000	Miramar Hotel & Investment	110,838
2,561,000	Tai Cheung Holdings Ltd.	2,618,308

		94,237,090

	Italy—0.6%
144,268	Buzzi Unicem SpA	2,996,088
4,763,086	SOL SpA(c)	57,093,300

		60,089,388

	Japan—1.7%
2,111,900	Ebara Corporation	72,885,046
1,359,500	Honda Motor Company Ltd.	41,161,425
36,000	Konishi Company Ltd.	567,328
1,433,800	NGK Spark Plug Company Ltd.	41,782,612
164,400	Nippon Kanzai Company Ltd.	3,111,855
193,700	Shizuoka Gas Company Ltd.	1,717,268

		161,225,534

Shares		Value*

	Mexico—0.3%
516,608	Coca-Cola Femsa SA de CV, Sponsored ADR(e)	$31,637,074

	Netherlands—6.5%
3,138,711	Heineken Holding NV	284,356,367
7,484,098	Royal Dutch Shell plc, Class A	257,087,668
1,369,620	Unilever NV, CVA	76,302,991

		617,747,026

	Norway—0.0%(b)
75,000	Schibsted ASA, Class B	2,597,227

	Singapore—4.2%
11,470,201	DBS Group Holdings Ltd.	219,019,683
9,208,541	United Overseas Bank Ltd.	182,506,159

		401,525,842

	South Korea—4.3%
248,749	Chokwang Paint Ltd.	1,731,208
150,900	Daegu Department Store Company Ltd.	1,251,548
144,547	Hankook Tire Worldwide Company Ltd.	2,345,590
210,000	Hyundai Mobis Company Ltd.	43,164,300
1,481,635	Hyundai Motor Company	172,974,291
131,339	Kangnam Jevisco Company Ltd.	3,303,456
3,815,017	Kia Motors Corporation	120,718,591
815,800	LG Corporation	53,393,807
132,553	Samchully Company Ltd.	12,427,777

		411,310,568

	Spain—0.5%
6,022,676	Mediaset España Comunicacion SA	44,000,455

	Sweden—0.0%(b)
63,360	Cloetta AB, B Shares	195,782

	Switzerland—13.3%
218,165	Coltene Holding AG	25,014,824
3,558,380	Nestle SA, Registered	298,061,683
80	Neue Zuercher Zeitung(a)	419,738
3,252,936	Novartis AG, Registered	281,068,590
68,178	Phoenix Mecano AG(c)	45,438,041
1,271,096	Roche Holding AG	309,380,706
429,703	Tamedia AG	52,569,112
801,975	Zurich Insurance Group AG	254,681,250

		1,266,633,944

	Taiwan—0.0%(b)
665,100	Lumax International Corp., Ltd.	1,529,166
365,000	Thinking Electronic Industrial Company Ltd.	985,033

		2,514,199

	Thailand—1.0%
14,171,579	Bangkok Bank Public Company Ltd., NVDR	92,023,240

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	United Kingdom—18.1%
12,793,526	BAE Systems plc	$105,072,279
4,297,248	CNH Industrial NV	51,659,214
5,387,483	Daily Mail & General Trust plc, Class A	49,319,455
7,801,388	Diageo plc	276,615,382
43,503,100	G4S plc	137,287,442
11,731,627	GlaxoSmithKline plc	235,109,858
21,778,260	HSBC Holdings plc	190,223,235
752,280	Imperial Brands plc	26,202,857
5,273,360	Inchcape plc	46,005,397
16,803,140	Lookers plc	23,314,565
25,301,347	Standard Chartered plc	209,975,709
2,706,685	Unilever plc	148,810,495
16,040,607	Vertu Motors plc	9,052,179
14,786,874	WPP plc	216,835,843

		1,725,483,910

	United States—9.8%
590,251	AGCO Corp	35,881,358
75,488	Alphabet Inc., Class A(a)	91,120,055
75,695	Alphabet Inc., Class C(a)	90,339,712
14,503	American National Insurance Company	1,875,093
396,719	Avnet, Inc.	17,761,110
1,306,916	Bank of New York Mellon Corporation/The	66,639,647
433	Berkshire Hathaway Inc., Class A(a)	138,560,022
301	Berkshire Hathaway Inc., Class B(a)	64,447
4,567,023	Cisco Systems, Inc.	222,185,669
583,045	ConocoPhillips	45,127,683
539,000	Devon Energy Corporation	21,527,660
1,090,760	Halliburton Company	44,208,503
860,002	Johnson & Johnson	118,826,476
291,523	Phillips 66	32,860,473

		926,977,908

	TOTAL COMMON STOCKS (Cost $5,628,873,018)	8,447,184,004

Shares		Value*

	PREFERRED STOCKS—0.5%

	Chile—0.4%
10,000,000	Embotelladora Andina SA	$33,505,155

	Croatia—0.1%
166,388	Adris Grupa d.d.	11,128,502

	Germany—0.0%(b)
103,830	Villeroy & Boch AG	1,922,331

	TOTAL PREFERRED STOCKS (Cost $34,220,102)	46,555,988

	REGISTERED INVESTMENT COMPANY—4.9%
471,693,649	Dreyfus Treasury Securities Cash Management – Institutional Shares (Cost $471,693,649)	471,693,649

Face Value

	U.S. TREASURY BILL—3.1%
$300,000,000	2.162%(e) due 01/17/2019(d) (Cost $298,101,000)	298,032,375

INVESTMENTS IN SECURITIES (Cost $6,432,887,769)	97.3%	9,263,466,016
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.9	179,023,535
OTHER ASSETS AND LIABILITIES (Net)	0.8	73,323,734

NET ASSETS	100.0%	$9,515,813,285

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Amount represents less than 0.1% of net assets.
(c)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(d)	All or a portion of this position has been segregated to cover certain open forward contracts. At September 30 2018, liquid assets totaling $155,817,230 have been segregated to cover such open forward contracts.
(e)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification

September 30, 2018 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Capital Goods	10.7%
Banks	10.2
Insurance	10.1
Pharmaceuticals, Biotechnology & Life Sciences	9.9
Energy	7.4
Media	6.4
Beverage	6.2
Food	5.5
Automobiles & Components	5.4
Technology Hardware & Equipment	2.8
Internet Software & Services	2.8
Materials	2.8
Household & Personal Products	2.0
Software & Services	1.9
Commercial Services & Supplies	1.5
Retailing	0.8
Real Estate	0.8
Diversified Financials	0.7
Tobacco	0.3
Health Care Equipment & Services	0.3
Electronic Equipment & Instruments	0.2
Utilities	0.1
Consumer Services	0.0 (a)

Total Common Stocks	88.8
Preferred Stocks	0.5
Registered Investment Company	4.9
U.S. Treasury Bill	3.1
Unrealized Appreciation on Forward Contracts (Net)	1.9
Other Assets and Liabilities (Net)	0.8

Net Assets	100.0%

(a) Amount represents less than 0.1% of net assets

Portfolio Composition

September 30, 2018 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2018 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/18*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
40,000,000	Great Britain Pound Sterling	NTC	10/22/18	$51,585,600	$52,218,776	$633,176
30,000,000	Great Britain Pound Sterling	NTC	11/13/18	39,820,200	39,202,462	(617,738)
297,500,000	Norwegian Krone	JPM	1/17/19	36,029,338	36,715,910	686,572

TOTAL				$127,435,138	$128,137,148	$702,010

FORWARD EXCHANGE CONTRACTS TO SELL(a)
35,000,000	Canadian Dollar	NTC	12/18/18	$(27,352,746)	$(27,125,475)	$227,271
27,000,000	Canadian Dollar	SSB	12/20/18	(21,303,456)	(20,926,534)	376,922
56,000,000	Canadian Dollar	NTC	8/27/19	(43,134,225)	(43,584,530)	(450,305)
17,000,000	Canadian Dollar	NTC	9/4/19	(13,200,808)	(13,232,742)	(31,934)
28,000,000	Canadian Dollar	NTC	10/1/19	(21,821,129)	(21,804,586)	16,543
18,000,000,000	Chilean Peso	SSB	12/12/18	(27,318,258)	(27,313,933)	4,325
8,000,000,000	Chilean Peso	SSB	3/11/19	(13,320,013)	(12,137,387)	1,182,626
180,000,000	Chinese Yuan	SSB	10/9/18	(26,470,978)	(26,160,623)	310,355
540,000,000	Chinese Yuan	BNY	3/11/19	(83,337,192)	(78,018,516)	5,318,676
375,000,000	Chinese Yuan	JPM	4/1/19	(58,193,669)	(54,147,409)	4,046,260
100,000,000	Chinese Yuan	SSB	9/11/19	(14,445,231)	(14,385,211)	60,020
100,000,000	European Union Euro	SSB	10/22/18	(121,061,000)	(116,374,334)	4,686,666
80,000,000	European Union Euro	SSB	10/31/18	(96,328,800)	(93,166,500)	3,162,300
200,000,000	European Union Euro	SSB	11/13/18	(237,715,000)	(233,154,231)	4,560,769
65,000,000	European Union Euro	SSB	11/19/18	(77,444,250)	(75,810,875)	1,633,375

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

September 30, 2018 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/18*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
100,000,000	European Union Euro	NTC	11/21/18	$(119,455,000)	$(116,650,461)	$2,804,539
25,000,000	European Union Euro	NTC	11/23/18	(30,157,000)	(29,167,203)	989,797
40,000,000	European Union Euro	SSB	11/27/18	(48,137,200)	(46,685,886)	1,451,314
100,000,000	European Union Euro	NTC	12/20/18	(121,041,000)	(116,985,061)	4,055,939
40,000,000	European Union Euro	BNY	12/31/18	(48,668,000)	(46,845,630)	1,822,370
120,000,000	European Union Euro	NTC	1/17/19	(147,300,000)	(140,743,936)	6,556,064
100,000,000	European Union Euro	JPM	3/18/19	(127,049,200)	(117,899,657)	9,149,543
120,000,000	European Union Euro	NTC	3/20/19	(153,406,800)	(141,504,243)	11,902,557
125,000,000	European Union Euro	SSB	4/1/19	(158,507,500)	(147,556,894)	10,950,606
80,000,000	European Union Euro	BNY	5/3/19	(99,976,000)	(94,712,909)	5,263,091
100,000,000	European Union Euro	NTC	5/7/19	(124,848,000)	(118,434,482)	6,413,518
100,000,000	European Union Euro	BNY	5/10/19	(123,450,000)	(118,467,011)	4,982,989
70,000,000	European Union Euro	BNY	10/7/19	(84,084,000)	(84,079,614)	4,386
40,000,000	Great Britain Pound Sterling	NTC	10/22/18	(53,500,400)	(52,218,776)	1,281,624
70,000,000	Great Britain Pound Sterling	NTC	11/13/18	(93,184,000)	(91,472,411)	1,711,589
75,000,000	Great Britain Pound Sterling	SSB	11/27/18	(100,665,750)	(98,071,265)	2,594,485
75,000,000	Great Britain Pound Sterling	BNY	12/31/18	(101,775,000)	(98,272,114)	3,502,886
85,000,000	Great Britain Pound Sterling	JPM	2/25/19	(121,325,345)	(111,683,740)	9,641,605
85,000,000	Great Britain Pound Sterling	NTC	2/25/19	(121,312,000)	(111,683,740)	9,628,260
50,000,000	Great Britain Pound Sterling	NTC	3/18/19	(70,296,250)	(65,764,668)	4,531,582
60,000,000	Great Britain Pound Sterling	JPM	3/20/19	(85,302,000)	(78,925,422)	6,376,578
20,000,000	Great Britain Pound Sterling	SSB	4/24/19	(29,048,000)	(26,355,600)	2,692,400
35,000,000	Great Britain Pound Sterling	NTC	5/3/19	(49,608,300)	(46,143,744)	3,464,556
85,000,000	Great Britain Pound Sterling	BNY	5/8/19	(119,068,000)	(112,092,333)	6,975,667
75,000,000	Great Britain Pound Sterling	BNY	5/29/19	(102,682,500)	(99,012,444)	3,670,056
75,000,000	Great Britain Pound Sterling	SSB	6/10/19	(101,506,125)	(99,073,946)	2,432,179
75,000,000	Great Britain Pound Sterling	NTC	7/15/19	(101,130,000)	(99,253,763)	1,876,237
85,000,000	Great Britain Pound Sterling	SSB	8/19/19	(111,121,775)	(112,692,131)	(1,570,356)
3,000,000,000	Japanese Yen	SSB	12/7/18	(27,942,327)	(26,557,481)	1,384,846
450,000,000	Japanese Yen	JPM	2/14/19	(4,216,211)	(4,008,504)	207,707
3,500,000,000	Japanese Yen	JPM	3/5/19	(32,734,755)	(31,224,964)	1,509,791
3,000,000,000	Japanese Yen	BNY	3/20/19	(27,894,003)	(26,796,630)	1,097,373
2,500,000,000	Japanese Yen	BNY	3/25/20	(23,310,023)	(23,099,143)	210,880
420,000,000	Mexican Peso	NTC	11/27/18	(20,745,658)	(22,244,584)	(1,498,926)
250,000,000	Mexican Peso	BNY	3/20/19	(12,714,882)	(13,015,557)	(300,675)
365,000,000	Norwegian Krone	JPM	1/17/19	(45,870,983)	(45,046,410)	824,573
70,000,000	Singapore Dollar	JPM	12/12/18	(52,215,426)	(51,316,237)	899,189
65,000,000	Singapore Dollar	SSB	12/31/18	(48,618,123)	(47,671,550)	946,573
60,000,000	Singapore Dollar	NTC	3/11/19	(45,616,449)	(44,082,460)	1,533,989
80,000,000	Singapore Dollar	JPM	5/7/19	(60,896,704)	(58,870,016)	2,026,688
75,000,000	Singapore Dollar	JPM	5/29/19	(56,475,904)	(55,225,819)	1,250,085
40,000,000	Singapore Dollar	SSB	6/10/19	(30,108,012)	(29,464,014)	643,998
80,000,000	Singapore Dollar	JPM	6/17/19	(60,537,268)	(58,939,987)	1,597,281
22,000,000	Singapore Dollar	SSB	8/27/19	(16,242,995)	(16,241,926)	1,069
25,000,000	Singapore Dollar	SSB	10/1/19	(18,455,633)	(18,474,953)	(19,320)
45,000,000,000	South Korean Won	JPM	10/31/18	(39,945,674)	(40,596,403)	(650,729)
25,000,000,000	South Korean Won	SSB	12/31/18	(23,362,303)	(22,594,207)	768,096
100,000,000,000	South Korean Won	JPM	2/19/19	(92,988,655)	(90,542,759)	2,445,896
85,576,000,000	South Korean Won	SSB	3/4/19	(80,003,740)	(77,519,876)	2,483,864
40,000,000,000	South Korean Won	SSB	10/1/19	(36,215,482)	(36,580,708)	(365,226)
65,000,000	Swiss Franc	BNY	11/13/18	(66,940,608)	(66,822,486)	118,122
80,000,000	Swiss Franc	JPM	11/19/18	(82,580,645)	(82,287,267)	293,378
100,000,000	Swiss Franc	BNY	11/21/18	(103,241,792)	(102,877,517)	364,275
60,000,000	Swiss Franc	SSB	11/23/18	(62,182,932)	(61,737,574)	445,358
70,000,000	Swiss Franc	JPM	11/27/18	(72,617,874)	(72,059,459)	558,415
80,000,000	Swiss Franc	JPM	12/18/18	(83,157,490)	(82,555,932)	601,558
60,000,000	Swiss Franc	BNY	12/20/18	(62,591,279)	(61,932,160)	659,119
100,000,000	Swiss Franc	NTC	3/20/19	(109,650,325)	(104,142,367)	5,507,958
65,000,000	Swiss Franc	NTC	4/1/19	(70,841,212)	(67,772,607)	3,068,605
30,000,000	Swiss Franc	NTC	6/17/19	(31,649,242)	(31,526,723)	122,519
90,000,000	Swiss Franc	BNY	8/27/19	(94,300,084)	(95,274,039)	(973,955)
825,000,000	Thai Baht	JPM	5/24/19	(25,967,894)	(25,727,222)	240,672
900,000,000	Thai Baht	BNY	6/17/19	(28,391,167)	(28,092,914)	298,253

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

September 30, 2018 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/18*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
500,000,000	Thai Baht	JPM	6/24/19	$(15,698,587)	$(15,611,531)	$87,056
640,000,000	Thai Baht	BNY	9/4/19	(19,713,538)	(20,040,298)	(326,760)

TOTAL				$(5,416,687,779)	$(5,238,366,254)	$178,321,525

Unrealized Appreciation on Forward Contracts (Net)						$179,023,535

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	COMMON STOCKS—89.0%

	Canada—0.5%
3,500	E-L Financial Corp., Ltd.	$2,220,670

	China—2.7%
36,900	Baidu Inc., Sponsored ADR(a)	8,438,292
51,615	Sina Corp.(a)	3,586,210

		12,024,502

	France—15.8%
1,019,585	Bollore SA	4,405,380
242,425	CNP Assurances	5,845,502
167,400	Safran SA	23,468,198
382,960	SCOR SE	17,792,232
154,330	Tarkett SA	3,950,745
218,433	Total SA	14,167,091

		69,629,148

	Germany—6.3%
171,538	Axel Springer SE	11,545,980
50,800	Henkel AG & Company, KGaA	5,395,907
26,726	Krones AG	2,804,653
13,543	Muenchener Rueckversicherungs AG	3,000,519
36,984	Siemens AG	4,739,842

		27,486,901

	Hong Kong—1.4%
4,870,000	Emperor Entertainment Hotel Ltd.	933,558
316,349	Great Eagle Holdings Ltd.	1,580,754
734,000	Hang Lung Group Ltd.	1,951,105
20,587	Jardine Strategic Holdings Ltd.	747,308
109,796	Miramar Hotel & Investment	206,265
655,000	Tai Cheung Holdings Ltd.	669,657

		6,088,647

	Italy—0.7%
113,408	Buzzi Unicem SpA	2,355,202
66,455	SOL SpA	796,571

		3,151,773

	Japan—1.7%
110,200	Ebara Corporation	3,803,178
27,700	Konishi Company Ltd.	436,528
83,600	NGK Spark Plug Company Ltd.	2,436,202
67,300	Shizuoka Gas Company Ltd.	596,655

		7,272,563

	Netherlands—6.0%
37,400	Heineken NV	3,508,205
58,500	Heineken Holding NV	5,299,898
244,300	Royal Dutch Shell plc, Class A	8,391,996
161,712	Unilever NV, CVA	9,009,148

		26,209,247

	Singapore—5.1%
657,813	DBS Group Holdings Ltd.	12,560,721
488,670	United Overseas Bank Ltd.	9,685,061

		22,245,782

Shares		Value*

	South Korea—6.1%
156,763	Chokwang Paint Ltd.	$1,091,017
132,823	Hankook Tire Worldwide Company Ltd.	2,155,343
17,345	Hyundai Mobis Company Ltd.	3,565,166
56,125	Hyundai Motor Company	6,552,344
37,361	Kangnam Jevisco Company Ltd.	939,709
211,700	Kia Motors Corporation	6,698,824
70,860	LG Corporation	4,637,761
13,800	Samchully Company Ltd.	1,293,847

		26,934,011

	Switzerland—12.6%
17,047	Coltene Holding AG	1,954,611
156,100	Nestle SA, Registered	13,075,452
161,339	Novartis AG, Registered	13,940,430
5,015	Phoenix Mecano AG	3,342,306
56,300	Roche Holding AG	13,703,240
665	Tamedia AG	81,355
29,539	Zurich Insurance Group AG	9,380,628

		55,478,022

	Thailand—1.8%
1,220,100	Bangkok Bank Public Company Ltd., NVDR	7,922,727

	United Kingdom—17.8%
996,343	BAE Systems plc	8,182,891
427,080	CNH Industrial NV	5,134,127
238,503	Daily Mail & General Trust plc, Class A	2,183,364
352,603	Diageo plc	12,502,315
2,477,190	G4S plc	7,817,537
317,540	GlaxoSmithKline plc	6,363,720
1,090,626	HSBC Holdings plc	9,526,124
73,462	Imperial Brands plc	2,558,774
245,155	Inchcape plc	2,138,760
722,985	Lookers plc	1,003,151
1,015,243	Standard Chartered plc	8,425,495
1,656,123	Vertu Motors plc	934,598
782,650	WPP plc	11,476,839

		78,247,695

	United States—10.5%
7,345	AutoZone Inc.(a)	5,697,516
100,100	Avnet, Inc.	4,481,477
212,500	Cisco Systems, Inc.	10,338,125
29,399	ConocoPhillips	2,275,483
70,900	Halliburton Company	2,873,577
78,600	Johnson & Johnson	10,860,162
36,100	MasterCard, Inc., Class A	8,036,221
14,700	Phillips 66	1,656,984

		46,219,545

	TOTAL COMMON STOCKS (Cost $304,984,795)	391,131,233

	PREFERRED STOCKS—0.8%

	Chile—0.7%
940,000	Embotelladora Andina SA	3,149,485

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	Germany—0.1%
648	KSB AG	$234,074

	TOTAL PREFERRED STOCKS (Cost $3,051,153)	3,383,559

	REGISTERED INVESTMENT COMPANY—10.5%
46,294,156	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $46,294,156)	46,294,156

INVESTMENTS IN SECURITIES (Cost $354,330,104)	100.3%	440,808,948
OTHER ASSETS AND LIABILITIES (Net)	(0.3)	(1,147,003)

NET ASSETS	100.0%	$439,661,945

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification

September 30, 2018 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Capital Goods	13.1%
Banks	10.9
Pharmaceuticals, Biotechnology & Life Sciences	10.2
Insurance	8.7
Energy	6.7
Media	5.8
Food	5.0
Beverage	4.9
Software & Services	4.6
Automobiles & Components	4.4
Technology Hardware & Equipment	3.1
Retailing	2.2
Commercial Services & Supplies	1.8
Materials	1.3
Household & Personal Products	1.2
Electronic Equipment & Instruments	1.0
Transportation	1.0
Real Estate	0.9
Tobacco	0.6
Diversified Financials	0.5
Health Care Equipment & Services	0.4
Utilities	0.4
Consumer Services	0.3

Total Common Stocks	89.0
Preferred Stocks	0.8
Registered Investment Company	10.5
Other Assets and Liabilities (Net)	(0.3)

Net Assets	100.0%

Portfolio Composition

September 30, 2018 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	COMMON STOCKS—89.5%

	Chile—1.9%
846,500	Antofagasta plc	$9,438,181

	China—2.2%
49,610	Baidu Inc., Sponsored ADR(a)	11,344,815

	France—6.5%
360,300	CNP Assurances	8,687,777
146,155	Tarkett SA	3,741,470
318,566	Total SA	20,661,501

		33,090,748

	Germany—4.5%
135,094	Axel Springer SE	9,092,986
84,400	Henkel AG & Company, KGaA	8,964,853
22,070	Muenchener Rueckversicherungs AG	4,889,719

		22,947,558

	Hong Kong—0.5%
906,000	Hang Lung Group Ltd.	2,408,312

	Japan—0.5%
87,000	Honda Motor Company Ltd.	2,634,089

	Netherlands—9.5%
230,702	Heineken Holding NV	20,900,804
499,509	Royal Dutch Shell plc, Class A	17,158,728
183,946	Unilever NV, ADR	10,218,200

		48,277,732

	Singapore—2.1%
550,917	United Overseas Bank Ltd.	10,918,749

	South Korea—2.8%
92,075	Hyundai Motor Company	10,749,346
56,800	LG Corporation	3,717,539

		14,466,885

	Switzerland—11.4%
190,881	Nestle SA, Registered, Sponsored ADR	15,881,299
197,762	Novartis AG, Registered	17,087,544
67,490	Roche Holding AG	16,426,850
27,192	Zurich Insurance Group AG	8,635,297

		58,030,990

	United Kingdom—11.7%
494,540	CNH Industrial NV	5,945,095
121,251	Diageo plc, Sponsored ADR	17,177,629
460,669	GlaxoSmithKline plc	9,232,123
282,425	Inchcape plc	2,463,908
952,235	Standard Chartered plc	7,902,592
91,190	Unilever plc, Sponsored ADR	5,012,714
805,920	WPP plc	11,818,072

		59,552,133

Shares		Value*

	United States—35.9%
50,610	3M Company	$10,664,033
6,150	Alphabet Inc., Class A(a)	7,423,542
6,166	Alphabet Inc., Class C(a)	7,358,936
17,610	AutoZone Inc.(a)	13,660,077
283,089	Bank of New York Mellon Corporation/The	14,434,708
80	Berkshire Hathaway Inc., Class A(a)	25,600,004
297,389	Cisco Systems, Inc.	14,467,975
277,521	Comcast Corporation, Class A	9,827,019
142,136	ConocoPhillips	11,001,326
100,063	Johnson & Johnson	13,825,705
75,900	MasterCard, Inc., Class A	16,896,099
488,706	MRC Global, Inc.(a)	9,173,012
36,818	National Western Life Insurance Company, Class A	11,752,306
315,163	Wells Fargo & Company	16,564,967

		182,649,709

	TOTAL COMMON STOCKS (Cost $232,327,041)	455,759,901

	REGISTERED INVESTMENT COMPANY—6.2%
31,613,438	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $31,613,438)	31,613,438

Face Value

	U.S. TREASURY BILL—2.7%
$14,000,000	2.121%(b), due 12/06/2018(c) (Cost $13,946,870)	13,945,394

INVESTMENTS IN SECURITIES (Cost $277,887,349)	98.4%	501,318,733
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.4	6,907,809
OTHER ASSETS AND LIABILITIES (Net)	0.2	1,140,904

NET ASSETS	100.0%	$509,367,446

*	See Note 2 to Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At September 30, 2018, liquid assets totaling $13,945,394 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

September 30, 2018 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Insurance	11.7%
Pharmaceuticals, Biotechnology & Life Sciences	11.1
Energy	9.6
Software & Services	8.4
Beverage	7.5
Banks	7.0
Capital Goods	6.5
Food	6.1
Media	6.0
Retailing	3.2
Technology Hardware & Equipment	2.8
Diversified Financials	2.8
Automobiles & Components	2.6
Materials	1.9
Household & Personal Products	1.8
Real Estate	0.5

Total Common Stocks	89.5
Registered Investment Company	6.2
U.S. Treasury Bill	2.7
Unrealized Appreciation on Forward Contracts (Net)	1.4
Other Assets and Liabilities (Net)	0.2

Net Assets	100.0%

Portfolio Composition

September 30, 2018 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2018 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/18*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
6,000,000	European Union Euro	SSB	11/13/18	$7,020,852	$6,994,627	$(26,225)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
20,000,000	Chinese Yuan	SSB	10/9/18	$(2,941,220)	$(2,906,736)	$34,484
35,000,000	Chinese Yuan	BNY	3/11/19	(5,401,485)	(5,056,756)	344,729
23,000,000	Chinese Yuan	JPM	4/1/19	(3,569,212)	(3,321,041)	248,171
6,000,000	European Union Euro	SSB	11/13/18	(7,131,450)	(6,994,627)	136,823
1,700,000	European Union Euro	SSB	11/27/18	(2,045,831)	(1,984,150)	61,681
7,000,000	European Union Euro	NTC	12/20/18	(8,472,870)	(8,188,954)	283,916
25,000,000	European Union Euro	NTC	3/20/19	(31,959,750)	(29,480,051)	2,479,699
14,000,000	European Union Euro	BNY	5/3/19	(17,495,800)	(16,574,759)	921,041
4,500,000	European Union Euro	JPM	7/15/19	(5,447,178)	(5,363,424)	83,754
1,500,000	Great Britain Pound Sterling	NTC	10/9/18	(2,031,435)	(1,957,053)	74,382
5,500,000	Great Britain Pound Sterling	NTC	11/13/18	(7,321,600)	(7,187,118)	134,482
2,200,000	Great Britain Pound Sterling	SSB	12/20/18	(2,998,820)	(2,880,763)	118,057
4,500,000	Great Britain Pound Sterling	JPM	2/19/19	(6,316,366)	(5,910,913)	405,453
6,000,000	Great Britain Pound Sterling	JPM	2/25/19	(8,564,142)	(7,883,558)	680,584
4,500,000	Great Britain Pound Sterling	NTC	7/15/19	(6,067,800)	(5,955,226)	112,574
3,000,000	Great Britain Pound Sterling	BNY	8/27/19	(3,924,900)	(3,979,023)	(54,123)
122,000,000	Japanese Yen	JPM	2/14/19	(1,143,062)	(1,086,750)	56,312
1,250,000	Singapore Dollar	JPM	11/13/18	(922,237)	(915,781)	6,456
9,000,000	Singapore Dollar	SSB	12/31/18	(6,731,740)	(6,600,676)	131,064
4,300,000	Singapore Dollar	SSB	8/27/19	(3,174,767)	(3,174,558)	209
7,500,000,000	South Korean Won	SSB	12/20/18	(6,917,543)	(6,775,639)	141,904
5,000,000,000	South Korean Won	JPM	2/19/19	(4,649,433)	(4,527,138)	122,295
6,000,000	Swiss Franc	NTC	10/9/18	(6,355,663)	(6,148,692)	206,971
7,000,000	Swiss Franc	BNY	11/13/18	(7,208,989)	(7,196,268)	12,721
8,000,000	Swiss Franc	JPM	11/27/18	(8,299,186)	(8,235,367)	63,819

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

September 30, 2018 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/18*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
13,000,000	Swiss Franc	BNY	12/20/18	$(13,561,444)	$(13,418,635)	$142,809
1,500,000	Swiss Franc	BNY	8/27/19	(1,571,668)	(1,587,901)	(16,233)

TOTAL				$(182,225,591)	$(175,291,557)	$6,934,034

Unrealized Appreciation on Forward Contracts (Net)						$6,907,809

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

September 30, 2018 (Unaudited)

Shares		Value*

	COMMON STOCKS—81.5%

	France—17.9%
62,157	Cie Generale des Etablissements Michelin	$7,432,474
169,500	CNP Assurances	4,087,089
75,070	Safran SA	10,524,239
206,300	SCOR SE	9,584,650
165,903	Total SA	10,760,109

		42,388,561

	Germany—7.8%
88,544	Axel Springer SE	5,959,772
11,335	Muenchener Rueckversicherungs AG	2,511,326
76,854	Siemens AG	9,849,552

		18,320,650

	Netherlands—4.3%
298,794	Royal Dutch Shell plc, Class A	10,263,929

	Singapore—5.4%
340,200	DBS Group Holdings Ltd.	6,496,006
318,400	United Overseas Bank Ltd.	6,310,442

		12,806,448

	Switzerland—14.7%
125,965	Nestle SA, Registered	10,551,245
97,870	Novartis AG, Registered	8,456,417
34,015	Roche Holding AG	8,279,142
23,142	Zurich Insurance Group AG	7,349,149

		34,635,953

	Thailand—1.1%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,507,792

Shares		Value*

	United Kingdom—16.6%
411,100	BAE Systems plc	$3,376,334
295,280	Diageo plc	10,469,802
1,534,205	G4S plc	4,841,657
303,937	GlaxoSmithKline plc	6,091,106
710,014	HSBC Holdings plc	6,201,651
228,905	Inchcape plc	1,996,994
431,645	WPP plc	6,329,675

		39,307,219

	United States—13.7%
135,251	Cisco Systems, Inc.	6,579,961
51,990	Johnson & Johnson	7,183,458
190,605	Verizon Communications, Inc.	10,176,401
160,116	Wells Fargo & Company	8,415,697

		32,355,517

	TOTAL COMMON STOCKS (Cost $129,607,734)	192,586,069

	REGISTERED INVESTMENT COMPANY—18.0%
42,456,352	Dreyfus Government Securities Cash Management – Institutional Shares (Cost $42,456,352)	42,456,352

INVESTMENTS IN SECURITIES (Cost $172,064,086)	99.5%	235,042,421
OTHER ASSETS AND LIABILITIES (Net)	0.5	1,245,640

NET ASSETS	100.0%	$236,288,061

*	See Note 2 in Notes to Financial Statements.

Abbreviations:
NVDR	—	Non Voting Depository Receipt

Sector Diversification

September 30, 2018 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	12.7%
Banks	12.7
Capital Goods	10.1
Insurance	10.0
Energy	8.9
Media	5.2
Food	4.5
Beverage	4.4
Telecommunication Services	4.3
Automobiles & Components	3.1
Technology Hardware & Equipment	2.8
Commercial Services & Supplies	2.0
Retailing	0.8

Total Common Stocks	81.5
Registered Investment Company	18.0
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition

September 30, 2018 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost(a)	$6,432,887,769	$354,330,104	$277,887,349	$172,064,086

Investments in unaffiliated issuers, at value (Note 2)	$9,160,934,675	$440,808,948	$501,318,733	$235,042,421
Investments in affiliated issuers, at value (Note 4)	102,531,341	—	—	—
Foreign currency(b)	1,223	—	—	—
Dividends and interest receivable	18,000,812	771,954	758,690	552,179
Receivable for investment securities sold	66,604,168	—	—	—
Recoverable foreign withholding taxes	31,233,201	1,388,099	1,047,835	1,081,903
Receivable for Fund shares sold	11,097,988	124,402	17,515	11,190
Unrealized appreciation of forward exchange contracts (Note 2)	185,829,459	—	7,004,390	—
Prepaid expense	205,746	8,643	11,392	5,670

Total Assets	$9,576,438,613	$443,102,046	$510,158,555	$236,693,363

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$6,805,924	$—	$96,581	$—
Payable for Fund shares redeemed	41,151,191	131,403	267,898	84,106
Investment advisory fee payable (Note 3)	6,101,618	281,642	327,269	151,618
Payable for investment securities purchased	—	2,663,563	—	—
Shareholder servicing and administration fees payable (Note 3)	315,681	11,960	17,227	10,380
Due to custodian	1,375	—	—	—
Accrued foreign capital gains taxes	4,610,289	271,360	—	111,187
Accrued expenses and other payables	1,639,250	80,173	82,134	48,011

Total Liabilities	60,625,328	3,440,101	791,109	405,302

NET ASSETS	$9,515,813,285	$439,661,945	$509,367,446	$236,288,061

NET ASSETS consist of
Undistributed net investment income	$125,763,494	$5,265,629	$4,732,932	$1,997,300
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	319,304,786	(8,509,463)	59,651,923	31,729,718
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	3,009,657,604	86,486,528	230,340,381	62,989,512
Paid-in capital	6,061,087,401	356,419,251	214,642,210	139,571,531

Total Net Assets	$9,515,813,285	$439,661,945	$509,367,446	$236,288,061

CAPITAL STOCK (common stock outstanding)	326,328,047	27,657,493	20,959,587	22,479,220

NET ASSET VALUE, offering and redemption price per share(c)	$29.16	$15.90	$24.30	$10.51

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $38,072,759, $0, $0 and $0, respectively (Note 4).

(b)	Foreign currency held at cost for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $1,224, $0, $0 and $0, respectively.
(c)

Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund charge a redemption fee equal to 2% of the redemption proceeds on redemptions made less than 15 days after purchase. Application of the redemption fee would have the effect of reducing the redemption price per share.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$195,409,204	$8,274,336	$7,438,484	$6,077,371
Less foreign withholding taxes	(20,329,861)	(883,510)	(613,556)	(484,402)
Interest	7,500,880	488,805	405,868	201,652

Total Investment Income	182,580,223	7,879,631	7,230,796	5,794,621

EXPENSES
Investment advisory fee (Note 3)	60,569,668	2,727,870	3,332,087	1,586,410
Transfer agent fees (Note 3)	1,699,104	39,260	98,905	57,812
Fund administration and accounting fees (Note 3)	994,715	46,110	56,019	27,390
Custodian fees (Note 3)	939,823	49,385	33,542	22,918
Directors’ fees and expenses (Note 3)	365,993	15,345	20,688	9,505
Legal and audit fees	276,729	17,668	31,234	12,841
Shareholder servicing and administration fees (Note 3)	212,145	7,836	11,979	6,193
Other	495,715	51,646	44,053	39,705

Total expenses before waivers	65,553,892	2,955,120	3,628,507	1,762,774

Investment advisory fees waived and/or expenses reimbursed (Note 3)	—	—	(16,372)	(42,796)

Net Expenses	65,553,892	2,955,120	3,612,135	1,719,978

NET INVESTMENT INCOME	117,026,331	4,924,511	3,618,661	4,074,643

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities(a)	331,085,392	(21,554)	32,500,736	18,792,273
Forward exchange contracts	(46,744,976)	—	(1,554,453)	—
Foreign currencies and net other assets	(1,264,715)	(95,793)	(68,314)	(75,044)

Net realized gain (loss) on investments during the period	283,075,701	(117,347)	30,877,969	18,717,229

Net unrealized appreciation (depreciation) of:
Securities(b)(c)	(342,663,585)	2,114,410	(22,747,165)	(12,577,880)
Forward exchange contracts	374,419,294	—	13,104,775	—
Foreign currencies and net other assets	(1,177,373)	(40,274)	(49,921)	(40,838)

Net change in unrealized appreciation (depreciation) of investments	30,578,336	2,074,136	(9,692,311)	(12,618,718)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	313,654,037	1,956,789	21,185,658	6,098,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$430,680,368	$6,881,300	$24,804,319	$10,173,154

(a)	Dividend income and net realized gain on securities from affiliated issuers for Global Value Fund were $2,277,444 and $614,977, respectively (Note 4).
(b)	Net of decrease in accrued foreign capital gain taxes of $619,885, $60,947, $0 and $18,427, respectively.
(c)	Net unrealized depreciation from affiliated issuers for Global Value Fund was $(5,431,465) (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Six Months Ended 9/30/2018 (Unaudited)	Year Ended 3/31/2018	Six Months Ended 9/30/2018 (Unaudited)	Year Ended 3/31/2018
INVESTMENT ACTIVITIES:
Net investment income	$117,026,331	$91,684,840	$4,924,511	$3,478,022

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	283,075,701	132,601,555	(117,347)	8,661,855

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	30,578,336	344,315,312	2,074,136	29,664,756

Net increase in net assets resulting from operations	430,680,368	568,601,707	6,881,300	41,804,633

DISTRIBUTIONS:
Dividends to shareholders from net investment income	—	(111,972,219)	—	(4,606,757)

Distributions to shareholders from net realized gain on investments	—	(35,657,899)	—	—

Total distributions	—	(147,630,118)	—	(4,606,757)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(587,183,765)	(328,420,392)	54,583,338	(12,619,381)

Redemption fees	44,801	50,243	2	678

Net increase (decrease) in net assets	(156,458,596)	92,601,440	61,464,640	24,579,173

NET ASSETS
Beginning of period	9,672,271,881	9,579,670,441	378,197,305	353,618,132

End of period	$9,515,813,285	$9,672,271,881	$439,661,945	$378,197,305

Undistributed net investment income at end of period	$125,763,494	$8,737,163	$5,265,629	$341,118

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Six Months Ended 9/30/2018 (Unaudited)	Year Ended 3/31/2018	Six Months Ended 9/30/2018 (Unaudited)	Year Ended 3/31/2018
INVESTMENT ACTIVITIES:
Net investment income	$3,618,661	$3,542,044	$4,074,643	$4,637,595

Net realized gain on securities, forward exchange contracts and currency transactions	30,877,969	30,486,826	18,717,229	21,292,346

Net change in unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	(9,692,311)	14,572,434	(12,618,718)	13,906,184

Net increase in net assets resulting from operations	24,804,319	48,601,304	10,173,154	39,836,125

DISTRIBUTIONS:
Dividends to shareholders from net investment income	—	(4,466,740)	(3,437,165)	(5,267,715)

Distributions to shareholders from net realized gain on investments	—	(4,587,633)	—	(9,462,310)

Total distributions	—	(9,054,373)	(3,437,165)	(14,730,025)

Net decrease in net assets from Fund share transactions (Note 5)	(49,455,502)	(82,260,162)	(37,090,221)	(54,571,348)

Redemption fees	—	—	—	355

Net decrease in net assets	(24,651,183)	(42,713,231)	(30,354,232)	(29,464,893)

NET ASSETS
Beginning of period	534,018,629	576,731,860	266,642,293	296,107,186

End of period	$509,367,446	$534,018,629	$236,288,061	$266,642,293

Undistributed net investment income at end of period	$4,732,932	$1,114,271	$1,997,300	$1,359,822

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/18 (Unaudited)		Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14

Net asset value, beginning of period/year	$27.89		$26.74	$23.89	$26.97	$26.98		$25.11

Income from investment operations:
Net investment income	0.36		0.25	0.32	0.22	0.24		0.32
Net realized and unrealized gain (loss) on investments	0.91		1.31	3.32	(2.09)	0.74		2.73

Total from investment operations	1.27		1.56	3.64	(1.87)	0.98		3.05

Distributions:
Dividends from net investment income	—		(0.31)	(0.29)	(0.21)	(0.33)		(0.32)
Distributions from net realized gains	—		(0.10)	(0.50)	(1.00)	(0.66)		(0.86)

Total distributions	—		(0.41)	(0.79)	(1.21)	(0.99)		(1.18)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00		0.00

Net asset value, end of period/year	$29.16		$27.89	$26.74	$23.89	$26.97		$26.98

Total return(b)	4.55%		5.82%	15.49%	(7.08)%	3.69	%(c)	12.25	%(c)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$9,515,813		$9,672,272	$9,579,670	$8,718,479	$9,603,856		$7,977,755
Ratio of operating expenses to average net assets	1.35	%(d)	1.36%	1.38%	1.37%	1.36%		1.37%
Ratio of net investment income to average net assets	2.42	%(d)	0.91%	1.25%	0.83%	0.94%		1.30%
Portfolio turnover rate	3%		5%	3%	1%	8%		4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

(d)	Annualized.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/18 (Unaudited)		Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14

Net asset value, beginning of period/year	$15.61		$14.10	$12.88	$14.02	$14.90		$13.18

Income from investment operations:
Net investment income	0.18		0.14	0.21	0.17	0.15		0.15
Net realized and unrealized gain (loss) on investments	0.11		1.56	1.21	(1.12)	(0.84)		1.72

Total from investment operations	0.29		1.70	1.42	(0.95)	(0.69)		1.87

Distributions:
Dividends from net investment income	—		(0.19)	(0.20)	(0.19)	(0.19)		(0.15)

Redemption fees(a)	0.00		0.00	0.00	0.00	0.00		0.00

Net asset value, end of period/year	$15.90		$15.61	$14.10	$12.88	$14.02		$14.90

Total return(b)	1.86%		12.08%	11.17%	(6.79)%	(4.72	)%(c)	14.27	%(c)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$439,662		$378,197	$353,618	$341,727	$447,103		$443,382
Ratio of operating expenses to average net assets	1.35	%(d)	1.36%	1.40%	1.38%	1.37%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.35	%(d)	1.37%	1.40%	1.38%	1.36%		1.37%
Ratio of net investment income to average net assets	2.26	%(d)	0.93%	1.51%	1.12%	1.00%		1.23%
Portfolio turnover rate	0%		6%	4%	14%	9%		4%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/18 (Unaudited)		Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14

Net asset value, beginning of period/year	$23.20		$21.78	$19.51	$22.14	$23.21	$21.68

Income from investment operations:
Net investment income	0.18		0.16	0.20	0.20	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.92		1.64	2.99	(1.97)	0.47	2.81

Total from investment operations	1.10		1.80	3.19	(1.77)	0.71	3.08

Distributions:
Dividends from net investment income	—		(0.19)	(0.19)	(0.21)	(0.26)	(0.21)
Distributions from net realized gains	—		(0.19)	(0.73)	(0.65)	(1.52)	(1.34)

Total distributions	—		(0.38)	(0.92)	(0.86)	(1.78)	(1.55)

Net asset value, end of period/year	$24.30		$23.20	$21.78	$19.51	$22.14	$23.21

Total return(a)	4.74%		8.19%	16.57%	(8.09)%	3.08%	14.38%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$509,367		$534,019	$576,732	$506,152	$619,158	$638,000
Ratio of operating expenses to average net assets	1.35%		1.36%	1.38%	1.37%	1.36%	1.37%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.36	%(b)	1.37%	1.38%	1.37%	1.36%	1.37%
Ratio of net investment income to average net assets	1.36	%(b)	0.61%	0.97%	0.91%	0.98%	1.17%
Portfolio turnover rate	3%		6%	8%	7%	6%	7%

(a)	Total return represents aggregate total return for the periods indicated.
(b)	Annualized.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/18 (Unaudited)		Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14

Net asset value, beginning of period/year	$10.23		$9.47		$8.75	$10.84	$12.01	$10.67

Income from investment operations:
Net investment income	0.18		0.17		0.23	0.21 (c)	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.24		1.10		0.87	(1.15)	(0.50)	1.33

Total from investment operations	0.42		1.27		1.10	(0.94)	(0.25)	1.56

Distributions:
Dividends from net investment income	(0.14)		(0.18)		(0.23)	(0.26)	(0.25)	(0.20)
Distributions from net realized gains	—		(0.33)		(0.15)	(0.89)	(0.67)	(0.02)

Total distributions	(0.14)		(0.51)		(0.38)	(1.15)	(0.92)	(0.22)

Redemption fees(a)	0.00		0.00		0.00	0.00	0.00	0.00

Net asset value, end of period/year	$10.51		$10.23		$9.47	$8.75	$10.84	$12.01

Total return(b)	4.03	%(d)	13.58	%(d)	13.04%	(9.03)%	(2.23)%	14.81%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$236,288		$266,642		$296,107	$334,621	$568,540	$754,786
Ratio of operating expenses to average net assets	1.35%		1.36%		1.38%	1.37%	1.35%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39	%(e)	1.37%		1.38%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets	3.18	%(e)	1.54%		2.43%	2.11%	1.96%	2.07%
Portfolio turnover rate	1%		5%		5%	5%	7%	10%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.
(c)	Based on average shares outstanding.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each diversified series of the Company.

The Funds commenced operations as follows:

Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Investment Adviser under the direction of the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Company’s Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of September 30, 2018. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

Global Value Fund	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Canada	$131,263,947	$74,356,434	$56,907,513	$—
Czech Republic	1,879,554	—	1,879,554	—
Switzerland	1,266,633,944	1,266,214,206	419,738	—
All Other Countries	7,047,406,559	7,047,406,559	—	—
Preferred Stocks	46,555,988	46,555,988	—	—
Registered Investment Company	471,693,649	471,693,649	—	—
U.S. Treasury Bills	298,032,375	—	298,032,375	—

Total Investments in Securities	9,263,466,016	8,906,226,836	357,239,180	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	185,829,459	—	185,829,459	—
Liability
Unrealized depreciation of forward exchange contracts	(6,805,924)	—	(6,805,924)	—

Total	$9,442,489,551	$8,906,226,836	$536,262,715	$—

Global Value Fund II – Currency Unhedged	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Canada	$2,220,670	$—	$2,220,670	$—
All Other Countries	388,910,563	388,910,563	—	—
Preferred Stocks	3,383,559	3,383,559	—	—
Registered Investment Company	46,294,156	46,294,156	—	—

Total	$440,808,948	$438,588,278	$2,220,670	$—

Value Fund	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks	$455,759,901	$455,759,901	$—	$—
Registered Investment Company	31,613,438	31,613,438	—	—
U.S. Treasury Bill	13,945,394	—	13,945,394	—

Total Investments in Securities	501,318,733	487,373,339	13,945,394	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	7,004,390	—	7,004,390	—
Liability
Unrealized depreciation of forward exchange contracts	(96,581)	—	(96,581)	—

Total	$508,226,542	$487,373,339	$20,853,203	$—

Worldwide High Dividend Yield Value Fund	Total Value at September 30, 2018	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities	$235,042,421	$235,042,421	$—	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. Global Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at September 30, 2018 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as “Cash segregated as collateral.” Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Global Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the Global Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to Global Value Fund, Global Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2018, the Investment Adviser earned $60,569,668, $2,727,870, $3,332,087, and $1,586,410 in fees, prior to any waivers and/or reimbursements, from Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed, through at least July 31, 2019, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) For the six months ended September 30, 2018, the Investment Adviser waived and/or reimbursed $16,372 and $42,796 in fees from Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $130,000 annually, in quarterly increments of $32,500, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $26,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At September 30, 2018, two shareholders owned 18.3% of Global Value Fund II – Currency Unhedged’s outstanding shares; three shareholders owned 23.6% of Value Fund’s outstanding shares; and two shareholders owned 24.1% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by Global Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the six months ended September 30, 2018:

Shares Held at 3/31/18	Name of Issuer†	Value at 3/31/18	Purchase Cost	Sales Proceeds	Value at 9/30/18	Shares Held at 9/30/18	Dividend Income 4/1/18 to 9/30/18	Net Realized Gain 4/1/18 to 9/30/18	Change in Net Unrealized Appreciation 4/1/18 to 9/30/18
218,165	Coltene Holding AG*	$20,777,619	$—	$—	$25,014,824	218,165	$546,124	$—	$4,237,205
68,640	Phoenix Mecano AG	47,451,629	—	60,417	45,438,041	68,178	884,696	260,013	(1,953,171)
4,795,392	SOL SpA	64,873,525	—	64,726	57,093,300	4,763,086	846,624	354,964	(7,715,499)
		$133,102,773	$—	$125,143	$127,546,165		$2,277,444	$614,977	$(5,431,465)

*	As of September 30, 2018, Global Value Fund owns less than 5% of the outstanding voting shares.
†	Issuer countries: Switzerland, Switzerland and Italy, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2018, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$241,638,042	$58,333,779	$15,701,883	$2,219,000
Sales	$660,821,849	$1,529,256	$62,051,920	$62,871,510

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, made less than 15 days after purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which is retained by each Fund. Changes in shares outstanding were as follows:

	Six Months Ended September 30, 2018		Year Ended March 31, 2018
Global Value Fund	Shares	Amount	Shares	Amount
Sold	19,187,983	$555,052,499	55,082,200	$1,544,766,563
Reinvested	—	—	4,530,676	128,898,345
Redeemed	(39,634,728)	(1,142,236,264)	(71,025,934)	(2,002,085,300)
Net Decrease	(20,446,745)	$(587,183,765)	(11,413,058)	$(328,420,392)

Global Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	5,203,230	$82,427,874	2,906,498	$44,529,205
Reinvested	—	—	234,328	3,662,551
Redeemed	(1,770,619)	(27,844,536)	(4,003,414)	(60,811,137)
Net Increase (Decrease)	3,432,611	$54,583,338	(862,588)	$(12,619,381)

Value Fund	Shares	Amount	Shares	Amount
Sold	96,029	$2,296,707	1,707,343	$38,952,673
Reinvested	—	—	360,872	8,621,244
Redeemed	(2,151,160)	(51,752,209)	(5,537,036)	(129,834,079)
Net Decrease	(2,055,131)	$(49,455,502)	(3,468,821)	$(82,260,162)

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	183,351	$1,909,152	3,091,091	$31,558,861
Reinvested	325,347	3,263,228	1,392,221	14,238,829
Redeemed	(4,081,942)	(42,262,601)	(9,689,617)	(100,369,038)
Net Decrease	(3,573,244)	$(37,090,221)	(5,206,305)	$(54,571,348)

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

6. Income Tax Information

As of March 31, 2018, Global Value Fund and Global Value Fund II – Currency Unhedged had short-term capital loss carryforward of $134,140,501 and $8,193,522, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes.

As of September 30, 2018, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes was as follows:

Global Value Fund	$6,432,887,769
Global Value Fund II – Currency Unhedged	$354,330,104
Value Fund	$277,887,349
Worldwide High Dividend Yield Value Fund	$172,064,086

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at September 30, 2018 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$3,277,111,745	$(446,533,498)	$2,830,578,247
Global Value Fund II – Currency Unhedged	103,877,296	(17,398,452)	86,478,844
Value Fund	232,543,280	(9,111,896)	223,431,384
Worldwide High Dividend Yield Value Fund	65,434,441	(2,456,106)	62,978,335

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

During the six months ended September 30, 2018, Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at September 30, 2018, see the Portfolio of Investments.

The following summarizes the volume of the Global Value and Value Funds’ forward foreign currency exchange contract activity during the six months ended September 30, 2018:

	Global Value Fund	Value Fund
Average Notional Amount	$(5,290,571,314)	$(179,957,500)
Notional Amount at March 31, 2018	$(5,289,252,641)	$(175,204,739)

The following table presents the value of derivatives held as of September 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$185,829,459	$7,004,390

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$6,805,924	$96,581

The following table presents the effect of derivatives on the Statements of Operations for the six months ended September 30, 2018, by primary risk exposure:

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(46,744,976)	$(1,554,453)

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$374,419,294	$13,104,775

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statement of Assets and Liabilities.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements (Unaudited)

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of September 30, 2018:

Counterparty	Derivative Assets – Gross(a)	Derivative Available for Offset	Derivative Assets – Net(b)
Global Value Fund
BNY	$34,288,143	$1,601,390	$32,686,753
JPM	42,442,847	650,729	41,792,118
NTC	66,326,323	2,598,903	63,727,420
SSB	42,772,146	1,954,902	40,817,244
Total	$185,829,459	$6,805,924	$179,023,535

Value Fund
BNY	$1,421,300	$70,356	$1,350,944
JPM	1,666,844	—	1,666,844
NTC	3,292,024	—	3,292,024
SSB	624,222	26,225	597,997
Total	$7,004,390	$96,581	$6,907,809

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of September 30, 2018:

Counterparty	Derivative Liabilities – Gross(a)	Derivative Available for Offset	Derivative Liabilities – Net(c)
Global Value Fund
BNY	$1,601,390	$1,601,390	$ —
JPM	650,729	650,729	—
NTC	2,598,903	2,598,903	—
SSB	1,954,902	1,954,902	—
Total	$6,805,924	$6,805,924	$ —

Value Fund
BNY	$70,356	$70,356	$ —
JPM	—	—	—
NTC	—	—	—
SSB	26,225	26,225	—
Total	$96,581	$96,581	$ —

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default
(c)	Net amount represents the net payable due to counterparty in the event of default

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

10. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leveraged buyout of Tribune Company. A litigation trust arising out of the Tribune Company bankruptcy proceeding also initiated claims against a substantially similar group of public shareholders, including Value Fund. The claims were pursued in a consolidated multidistrict litigation format. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million (the “Transfers”). The plaintiffs’ claims allege that the shareholder payments were made in violation of various laws prohibiting constructive and/or actual fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class.

The Value Fund entered into a settlement agreement with the aforementioned plaintiffs, pursuant to which it paid approximately $1.2 million to settle all claims against it arising from its receipt of the Transfers. The settlement was effective as of May 3, 2018 and resolved the matter in full. The settlement payment was recorded by the Value Fund as a realized loss on May 3, 2018.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of September 30, 2018, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $140.4 million, $6.6 million, $82.2 million and $8.8 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

4. Advisory Agreement

Approval of the Renewal of the Investment Advisory Agreement for Each Fund

On May 15, 2018, the Board of Directors (the “Board”) of Tweedy, Browne Fund Inc. (the “Company”), including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Adviser”) and the Company on behalf of the Tweedy, Browne Global Value Fund (the “Global Value Fund”), the Tweedy, Browne Value Fund (the “Value Fund”), the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) and the Tweedy, Browne Global Value Fund II – Currency Unhedged (the “Global Value Fund II”) (each a “Fund” and collectively, the “Funds”) for an additional one-year term. In considering whether to approve the continuation of the Advisory Agreements, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

A. Information Received

In considering whether to approve the renewal of the Advisory Agreements, the Board took into account the written materials, oral presentations and other information received throughout the year and carefully reviewed the specific materials provided in advance of the meeting, which included a Memorandum from independent legal counsel regarding the duties and standards of review in connection with the consideration of the continuation of the Advisory Agreements; a narrative discussion prepared by Tweedy, Browne describing factors relevant to the 2018 contract renewal process; comparative information regarding the performance, fees and expense ratios of the Funds; information for several of Tweedy, Browne’s managed account performance composites; a sample report illustrating Tweedy, Browne’s extensive research process; fact sheets and performance histories for each of the Funds since inception; fee schedules; memoranda and related information from Tweedy, Browne concerning Tweedy, Browne’s brokerage practices and best execution policy; a description of key personnel of Tweedy, Browne; a profitability analysis of Tweedy, Browne; a Statement of Financial Condition for Tweedy, Browne; the Form ADV of Tweedy, Browne; and copies of the Advisory Agreements. The Board examined the detailed materials provided by Tweedy, Browne for its evaluation, and the Independent Directors were advised by Dechert LLP, their independent legal counsel, at the meeting and during periodic executive sessions throughout the year at which no representatives of management were present with respect to these and other relevant matters.

B. Nature, Extent and Quality of the Services Provided Under the Advisory Agreements

Among the factors considered by the Board as part of its review, the Board considered the nature, extent and quality of the services provided by Tweedy, Browne to the Funds. In examining Tweedy, Browne’s management of the Funds’ portfolios, the Board reviewed the narrative discussion provided by Tweedy, Browne, which includes a description of Tweedy, Browne’s fees, performance, research process and investment approach.

The Board assessed the variety of services provided by Tweedy, Browne to the Funds, including: the experience, reputation and skills of Tweedy, Browne management and staff; the extensive shareholder communications provided by Tweedy, Browne; “behind the scenes” services, such as those provided by Tweedy, Browne’s order desk, which seeks best execution for transactions effected on behalf of the Funds; monitoring of the Funds’ service providers and the performance in certain instances of shadowing functions; implementing and monitoring, as appropriate, business continuity planning matters related to the Funds and their service providers; monitoring of information with respect to corporate reorganizations involving portfolio companies; preparing the Funds’ semi-annual and annual reports to shareholders and the

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

accompanying Adviser’s letters; monitoring of aspects of transfer agency services on a daily basis; assisting brokers, consultants, financial advisors, intermediaries and third-party administrators with questions or problems of an operational nature; developing and enforcing procedures to monitor trading activity in the Funds; monitoring the collection of redemption fees for the Global Value Fund, the Global Value Fund II and the High Dividend Yield Value Fund; monitoring 13D-like filing requirements in 22 foreign jurisdictions; arranging for proxy voting of portfolio securities; qualifying the Funds as approved purchasers in certain foreign jurisdictions; where necessary, consulting with an outside accounting firm with respect to the proper treatment of corporate actions and accounting requirements; and actively monitoring and assessing valuation issues for the Funds. The Board noted the substantial personal investment by the members of the Adviser’s Investment Committee in the Funds, which may encourage an alignment of management’s interests with the interests of Fund shareholders. The Board also noted actions that have been or will be taken in the future by Tweedy, Browne to comply with various regulatory requirements, including consulting with outside accounting and law firms, as needed in this regard.

In addition, the Board noted that Tweedy, Browne provides a variety of administrative services not otherwise provided by the Funds’ third-party service providers, including: preparing Board reports; overseeing the preparation and submission of regulatory filings; overseeing and assisting in the annual audit of the Funds’ financial statements; maintaining the Funds’ website; assisting with the preparation and filing of the Funds’ tax returns; monitoring the registration of shares of the Funds under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; approving, auditing and processing the payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends; communicating with the Funds’ shareholders with market commentary; participating in ongoing training and monitoring of BNY Mellon’s shareholder services representatives; and generally assisting each Fund in the conduct of its business.

The Board discussed with management various issues relating to Tweedy, Browne’s ability to continue to provide high quality advisory and administrative services to the Funds, including staffing, long-term planning and contingency planning at Tweedy, Browne. In particular, the Board noted that the members of Tweedy, Browne’s Management Committee (Will Browne, Tom Shrager, Bob Wyckoff and John Spears) have worked at Tweedy, Browne for between 27 and 44 years, and that Tweedy, Browne generally maintained a consistent management approach that was facilitated by the very low personnel turnover at the firm. The Board acknowledged that Tweedy, Browne was nominated and considered for the Morningstar “International Manager of the Year” award in 2008 and was named Morningstar’s “International Manager of the Year” in 2011 for its

management of the Global Value Fund. The Board discussed with management the efforts of Tweedy, Browne to establish and implement succession plans for management.

In considering Tweedy, Browne’s services in managing the Funds’ portfolios and overseeing all aspects of the Funds’ business, the Board concluded that Tweedy, Browne was providing essential services to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long term.

C. Investment Performance

The Board carefully scrutinized each Fund’s performance, both in absolute terms and relative to the various benchmarks against which the Funds were compared. The Board weighed the performance each Fund achieved in light of each Fund’s investment objective, strategies and risks as disclosed to investors in the Company’s registration statement.

With respect to the Global Value Fund, the Board considered the Adviser’s analysis that the Fund had exhibited excellent absolute and relative performance since its inception and that the Fund’s annualized rate of return was 9.29% (net of all fees and expenses) from its inception through March 31, 2018, and had exceeded the returns of relevant indices in U.S. dollars (both hedged and unhedged). The Board took into account that the Global Value Fund’s policy was to seek to hedge its perceived non-U.S. currency exposure, to the extent practicable, back to the U.S. dollar, and thus considered the Fund’s total returns against the returns of the MSCI EAFE Index (Hedged to U.S. $), noting that the Fund outperformed that Index as of March 31, 2018, for the year to date, 3-year, 10-year, 15-year, 20-year and since inception periods. The Board also noted that the Global Value Fund had outperformed its benchmark index in 12 out of the last 18 calendar years. The Board considered Tweedy, Browne’s analysis that, over the long term, the Global Value Fund had enjoyed favorable performance when compared to other funds in its peer group. In addition, the Board noted that for the past 3-year, 5-year and 10-year periods, the Global Value Fund has been categorized as “low risk” by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within its category with respect to lowest measured risk, and that the Fund has consistently maintained these low risk ratings.

The Board also observed that from 2014 until March 2018 the Global Value Fund had maintained a 5 star Morningstar rating and that the Fund currently has a four star rating, up from a 2 star rating ten years ago. The Board took into account the fact that the Global Value Fund closed to new investors in May 2005 and reopened in January 2008 when Tweedy, Browne believed that the economic landscape provided new investment opportunities and would offer attractive discounts from intrinsic value estimates. In 2012, the Global Value Fund won the Street’s “Best Funds 2012” award winner in the category of International Core Stock.

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Other Information (Unaudited)

The Board reviewed the Value Fund’s performance, observing that the Fund has performed well over the long term on both an absolute and relative basis since its inception through March 31, 2018. In particular, the Board considered that as of March 31, 2018, the Value Fund’s total returns outperformed a combined index of the S&P 500 Index and MSCI World Index (Hedged to U.S. $) over the past 20-year period, although the Board took notice of the Fund’s relative underperformance over the 1-year, 3-year, 5-year 10-year and since inception periods.

The Board took into consideration the Adviser’s analysis that the Value Fund has exhibited good relative long-term performance and has held up well in down market environments. The Board noted that the Value Fund is categorized as a World Stock Fund within the Morningstar universe, and it outperformed the Morningstar average of all World Stock Funds by 17.54% in calendar year 2008. The Board acknowledged that in 2009, the Value Fund returned 27.6%, while the World Stock Fund average category return was 35.27%, for a net outperformance of the Value Fund over the two-year period of 9.87%. The Board noted that from February 28, 2009, through March 31, 2018, the Fund returned 182.74% versus the 231.40% return of the MSCI World Index (Hedged to U.S. $).

The Board also noted that the Value Fund has been characterized as “low risk” for the last 3-year, 5-year and 10-year periods by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within Morningstar’s World Stock category in terms of low risk. The Board observed that the Fund has received a 4 star rating from Morningstar and took note that the Fund has performed well in down markets. The Board further noted that the Fund had closed to new investors in May 2005 and reopened to new investors in May 2007 following a change in the Fund’s investment strategy to permit holding more non-U.S. stocks, which afforded Tweedy, Browne greater flexibility in managing the Fund.

The Board noted that the Value Fund was a finalist in the Global Equity category for Standard & Poor’s (“S&P”) Mutual Fund Excellence Awards in 2010, which recognizes funds that have achieved the highest overall ranking on the most consistent basis during the previous year. Among the factors considered by S&P were: consistently strong performance; high quality holdings as measured by S&P STARS (Stock Appreciation Ranking System); S&P Credit Ratings; S&P Quality Ranks; and favorable cost factors. Lastly, the Board noted that the Fund’s ability to hold up so well on a relative basis in 2008 qualified Tweedy, Browne for the “Manager of the Year” nomination by Morningstar.

The Board reviewed the performance of the High Dividend Yield Value Fund, taking into account that the Fund commenced operations on September 5, 2007. The Board observed that since the High Dividend Yield Value Fund’s inception date, the Fund has gained 57.50% versus a gain of 65.45% for the Fund’s Index, the MSCI World Index (in U.S. $). The Board then considered the long term performance history of Tweedy, Browne’s Global High Dividend Strategy, which has been implemented by Tweedy, Browne since 1979 and on which the High Dividend Yield Value Fund’s investment strategy is based. Since its inception on July 1, 1979, through March 31, 2018, the Global High Dividend Strategy has compounded at an annualized rate of return of 11.96% (net of actual and hypothetical fees), which has outpaced the S&P 500 Index and the MSCI World Index (in U.S. $) on an annualized basis by 0.26% and 2.33%, respectively. The Board observed that Tweedy, Browne’s Global High Dividend Strategy has performed well in down market years, noting that in 2008 the Fund was ranked in the top 12% of all World Stock Funds in the Morningstar universe and in 2009 the Fund was up 28.18% compared to 29.99% for the Fund’s Index. The Board noted that the Fund has a Morningstar risk score of “below average” and “low” for the past 5-year and 10-year periods, respectively and acknowledged the Adviser’s analysis of the Fund’s defensive characteristics.

The Board examined the performance of the Global Value Fund II, noting that the Fund commenced operations on October 26, 2009. The Board considered that the Global Value Fund II has performed well over the long term on both an absolute and relative basis since its inception through March 31, 2018, gaining 73.04% compared to 60.87% for the MSCI EAFE Index (in U.S. $) for the period. The Board then reviewed the Fund’s performance and compared it with the performance of the Global Value Fund, which is managed using the same philosophy and approach as the Global Value Fund II, and Tweedy, Browne’s unhedged international separate accounts, which provide substantive information about the ability and quality of Tweedy, Browne’s management team and justification for the management of another international fund without a currency hedge. The Board noted Tweedy, Browne’s analysis that while short term performance of the Global Value Fund II may vary considerably from that of the Global Value Fund due to currency fluctuations, the long-term performance of the Funds is expected to be similar. The Board considered that a composite of Tweedy, Browne’s unhedged international separate accounts (the “Unhedged International Equity Composite”), which has returns that are similar to those of the Global Value Fund, has outperformed the MSCI EAFE Index (in U.S. $) for the year to date, 10-year, 15-year, 20-year and since inception periods ended March 31, 2018.

In addition, the Board noted that the long-term performance of the Global Value Fund II should correlate to the performance of Tweedy, Browne’s unhedged international separate accounts. The Board considered that the Unhedged International Equity Composite has exhibited both good absolute and relative performance since inception in July 1995. Tweedy, Browne’s Unhedged International Equity Composite’s annualized rate of return of 9.0% (after assumed

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Other Information (Unaudited)

fees and expenses) through March 31, 2018, significantly exceeded relevant indices in U.S. dollars. In contrast, the MSCI EAFE Index (in U.S. $) returned 5.3%. The Board noted that the unhedged international separate accounts participated strongly during positive market periods and that the Unhedged International Equity Composite’s relative results are significantly better for the down markets that occurred in 2000, 2001, 2002, 2008 and 2011. The Board acknowledged that 2014 was the first year that Tweedy, Browne’s Unhedged International Equity Composite underperformed during a down market, and 2015 was the first year that the Global Value Fund II underperformed during a down market. Additionally, the Board acknowledged that Morningstar has given the Fund a 3 star rating.

D. Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Funds. In so doing, the Board reviewed several sets of information, including comparative fee and expense data for comparable funds and the costs associated with Tweedy, Browne’s management of non-fund accounts. The Board noted that the Adviser has approximately 355 separate client relationships, including partnerships and offshore funds. The Board considered that the Adviser generally charges (i) 1.50% on the first $25 million, 1.25% on the next $50 million, 1.0% on the next $25 million and 0.75% thereafter annually based on the market value of equity assets for domestic separate account portfolios; (ii) 1.50% on the first $100 million and 0.75% thereafter annually based on the market value of equity assets for international and global separate account portfolios; and (iii) 1.25% on the first $25 million and 0.75% thereafter for separate accounts in Tweedy, Browne’s Global High Dividend Strategy. The Board also considered that the Adviser generally gives a 10% discount for eleemosynary accounts invested in any strategy. The Board noted that there is no charge on cash reserves. The Board further noted that there is a standard fee rate of 1.25% for offshore funds, including cash reserves. With respect to two notable account exceptions to the standard fee rates for which the Adviser charges a lower fee, the Board noted that the two accounts are distinguishable from the Funds by the difference in the level of services required to manage and administer the accounts, and that these efficiencies are not available in the management of the Funds. In addition to these efficiencies, the Board further noted that one of these two accounts employs an investment strategy that is distinguishable and significantly less demanding than that employed in the management of other separately managed accounts and the Funds.

The Board considered that Tweedy, Browne implemented a breakpoint into the fee schedule of the Global Value Fund effective October 15, 2017, so that the Fund pays Tweedy, Browne a fee of 1.25% on the first $10.3 billion of assets under management and 0.75% thereafter, in order to help make the Fund more competitive in today’s market environment. The Board also considered that the Global Value Fund II, the Value Fund and the High Dividend Yield Value Fund each pay Tweedy, Browne a fee of 1.25% of assets under management and that Tweedy, Browne implemented a voluntary fee waiver/expense reimbursement effective December 1, 2017, with respect to these Funds to the extent necessary to keep each Fund’s expense ratio in line with that of the Global Value Fund in order to make these Funds more competitive as they grow their assets. The Board noted that this voluntary fee waiver/expense reimbursement will remain in place until at least July 31, 2019, and will continue from year to year thereafter at the Adviser’s option, but may not be terminated earlier than July 31, 2019, without the approval of the Board.

The Board noted Tweedy, Browne’s analysis that the 1.25% fee rate applicable to the Global Value Fund II, the Value Fund, the High Dividend Yield Value Fund and the first $10.3 billion in assets of the Global Value Fund is 16.7% less than Tweedy, Browne’s standard fee rate of 1.50% for most domestic, global and international separate account portfolios, 15.7% higher than the weighted average fee on all of Tweedy, Browne’s global high dividend strategy separate accounts, and equal to Tweedy, Browne’s standard fee rate of 1.25% for the first $25 million of invested equity in most global high dividend strategy separate accounts.

The Board reviewed the narrative discussion provided by Tweedy, Browne that examined the Funds’ portfolio turnover rates and brokerage commission data. The Board considered that, as of February 28, 2018, the average World Stock Fund in the Morningstar database had a 51% annual portfolio turnover rate and the average Foreign Stock Fund had a 52% portfolio turnover rate. The Board noted that the Global Value Fund’s portfolio turnover rate was 5%, and the Value Fund’s portfolio turnover rate was 6% for the fiscal year ended March 31, 2018. The Board also noted that the High Dividend Yield Value Fund’s average annual portfolio turnover rate was 5%, and the Global Value Fund II’s average annual portfolio turnover rate was 6% for the fiscal year ended March 31, 2018.

Turning its attention to comparative fund fee information, the Board noted at the outset that although the Funds pay higher investment advisory fees than certain other peer funds, the Funds’ overall expense ratios were competitive with peer funds and represented a good deal for investors in light of the Funds’ performance and investor services. The Board noted that the Global Value Fund’s total expense ratio of 1.36% as of March 31, 2018, was 20 basis points higher than the average net expense ratio of the Morningstar Foreign Stock Funds category average and 2 basis points lower than the Fund’s expense ratio last year.

The Board considered the comparative fee data regarding the Global Value Fund II and noted that the Fund’s net expense ratio of 1.36% as of March 31, 2018, is 20 basis points

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Other Information (Unaudited)

higher than the average net expense ratio of the Morningstar Foreign Stock Funds category and 8 basis points higher than the average net expense ratio of the Fund’s perceived competitors, based on data from Morningstar.

The Board examined the comparative fee data regarding the Value Fund and noted that the Value Fund’s net expense ratio of 1.36% as of March 31, 2018, was 14 basis points higher than the average expense ratio of the Morningstar World Stock Fund category and 5 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board further noted that the total expense ratio for the Value Fund is now 22% lower than its inception expense ratio of 1.75%.

The Board considered comparative fee data regarding the High Dividend Yield Value Fund and noted that the net total expense ratio of the Fund as of March 31, 2018, was 1.36%, which was 14 basis points higher than the average expense ratio of the Morningstar World Stock Funds category and 21 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar.

E. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding Tweedy, Browne’s costs of providing services to the Funds, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne’s financial condition and reviewed the wide variety of services and intensive research performed for the Funds. The Board further noted that most of the Adviser’s employees work on Fund-related issues or projects on a regular basis. Pursuant to a Service Agreement approved annually by the Board, the Funds reimburse the Adviser for certain compliance, shareholder servicing and fund accounting services performed by three of these employees who are not officers or directors of the Company. The Board noted that the amount to be reimbursed, approximately $475,000 in 2018, is approved annually by the Board.

The Board considered materials regarding the profitability of Tweedy, Browne’s relationship with the Funds as a whole, and with each of the Funds separately. The Board examined the net profitability of Tweedy, Browne and its profit margins for each Fund for the fiscal year ended March 31, 2018. The Board noted that as of March 31, 2018, the total assets under management of Tweedy, Browne was approximately $17.3 billion, of which approximately $10.75 billion represented the assets of the Funds.

The Board took into account Tweedy, Browne’s research process and, in particular, Tweedy, Browne’s research with regard to non-U.S. securities. The Board considered Tweedy, Browne’s investment discipline for the Global Value Fund, Value Fund and Global Value Fund II with respect to smaller and medium market capitalization issues and noted that the cost of research per dollar of assets under management for those Funds is likely higher than it would be for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies.

The Board considered whether economies of scale exist that may be shared with the Funds’ investors, given the Funds’ asset levels and expense structures. The Board recognized that economies of scale may be shared with the Funds in a number of ways, including, for example, through lower initial advisory fees, the imposition of advisory fee breakpoints, fee reductions or waivers and the continued enhancement of advisory and administrative services of the Adviser and specifically with respect to those services provided to the Funds in return for fees paid. The Board acknowledged that Tweedy, Browne implemented a breakpoint in the advisory fee schedule of the Global Value Fund in October 2017 and a voluntary fee waiver/expense reimbursement effective December 1, 2017, with respect to the Global Value Fund II, the Value Fund and the High Dividend Yield Value Fund. The Trustees noted that breakpoint schedules can reverse when assets decline, leading to higher fees for fund shareholders when markets decline or assets leave a fund complex. Additionally, the Board recognized Tweedy, Browne’s view that its investment discipline and extensive research process for broadly diversified groups of companies in approximately 22 different countries is likely not as conducive to economies of scale that would be potentially realizable in the management of other large pools of capital invested exclusively in large market capitalization stocks. With respect to the High Dividend Yield Value Fund, which generally has a higher proportion of large market capitalization holdings in its portfolio (because smaller capitalization companies usually do not pay above average dividends), the Board noted that Tweedy, Browne must still perform extensive research regarding companies that pay above-average dividends and that satisfy a different level of undervaluation than Tweedy, Browne requires for the other Funds. The Board considered that such research would therefore not be less intensive or less expensive than the research performed for the other three Funds. The Board also noted the continued enhancements made at the Adviser, including the Adviser’s approach to reinvesting in the important areas of the business that support the Funds, and the continued enhancements specifically to the services provided to the Funds. While the Board recognized that no changes to advisory fees or additional breakpoints were being proposed at this time, the Board noted that it would continue to evaluate whether the Funds’ asset levels and expense structures appropriately reflected economies of scale that could be shared with Fund investors.

After discussion, the Independent Directors concluded that Tweedy, Browne’s profitability from its relationship with the Funds is reasonable, fair and consistent with the anticipated results of an arm’s-length negotiation.

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Other Information (Unaudited)

F. Ancillary Benefits

Finally, the Board considered a variety of other benefits received by Tweedy, Browne as a result of its relationship with the Funds, including any benefits derived by Tweedy, Browne from soft dollar arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne’s brokerage allocation policies. The Board also reviewed Tweedy, Browne’s policies and procedures prohibiting the use of brokerage commissions to finance the distribution of Fund shares.

G. Conclusion

After taking into consideration a number of matters relating to Tweedy, Browne’s relationship with the Funds, the Independent Directors concluded that Tweedy, Browne was providing essential services and high quality personnel to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term; the nature, extent and quality of the services provided by Tweedy, Browne have benefited and likely will continue to benefit the Funds and their shareholders; they were satisfied with each Fund’s performance and Tweedy, Browne’s performance record in managing the Funds warranted the continuation of the Advisory Agreements; and the advisory fee for each Fund and Tweedy, Browne’s profitability from its relationship with each Fund is reasonable. Accordingly, the Independent Directors unanimously recommended that the Board approve the continuation of the Advisory Agreements at the present contractual rates.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-SA-0918

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Tweedy, Browne Fund Inc.

By (Signature and Title)*   /s/ Thomas H. Shrager

                                                  Thomas H. Shrager, President

                                                  (principal executive officer)

Date   November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Thomas H. Shrager

                                                  Thomas H. Shrager, President

                                                  (principal executive officer)

Date   November 21, 2018

By (Signature and Title)*    /s/ Roger R. de Bree

                                                  Roger R. de Bree, Treasurer

                                                  (principal financial officer)

Date   November 21, 2018

* Print the name and title of each signing officer under his or her signature.